LEGG MASON PARTNERS MUNICIPAL FUNDS

(the “Fund”)

On behalf of

LEGG MASON PARTNERS INTERMEDIATE—TERM MUNICIPALS FUND

Supplement Dated August 1, 2006

to the Prospectus and Statement of Additional Information

Dated August 1, 2006

Prior to September 1, 2006, the Fund is named Legg Mason Partners Municipal Funds—Legg Mason Partners Limited Term Municipals Fund.

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